UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 16, 2021

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 16, 2021, Genworth Financial, Inc. (the “Company” or “Genworth”) issued a press release announcing that its Board of Directors set May 20, 2021 as the date of the 2021 annual meeting of stockholders of the Company (the “2021 Annual Meeting”). The 2021 Annual Meeting will be a virtual meeting conducted on Thursday, May 20, 2021 at 9:00 a.m. Eastern Time. Holders of record of the Company’s Class A common stock on March 22, 2021 will be entitled to notice of, and to vote at, the 2021 Annual Meeting.

As disclosed in Genworth’s proxy statement for its 2020 annual meeting of stockholders, the deadline for the receipt of stockholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for the 2021 Annual Meeting was January 19, 2021.

In addition, Genworth’s bylaws establish an advance notice procedure with regard to director nominations and other business proposals stockholders intend to be presented at the 2021 Annual Meeting outside of Rule 14a-8 of the Exchange Act. For these nominations or other business proposals to be properly brought before the meeting by a stockholder, the stockholder must deliver written notice to Genworth not later than the close of business on March 1, 2021. Such nominations and other business proposals must comply with all requirements set forth in the Company’s bylaws.

All notices of intention to present director nominations or other business proposals at the 2021 Annual Meeting, whether or not intended to be included in Genworth’s proxy materials, should be addressed to: Corporate Secretary, Genworth Financial, Inc., 6620 West Broad Street, Richmond, Virginia 23230.

A copy of the press release announcing the date of the 2021 Annual Meeting and the deadline for stockholder nominations and proposals is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company, dated February 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2021	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel